Financial instruments	12 Months Ended
Jun. 30, 2024
Disclosure of detailed information about financial instruments [abstract]
Financial instruments	Financial instruments
The fair values of the cash, trade and other receivables, other current assets, accounts payable and accrued liabilities approximate their carrying values due to the relatively short-term nature of these financial instruments. The fair values of operating facility and loans approximate their carrying values due to variable interest loans or fixed rate loan, which represent market rate.

Derivative assets and liabilities and consideration payable are recorded at fair value.

Cash and cash equivalents are comprised of:

	June 30,	June 30,
	2024	2023
	$	$
Cash at bank and on hand	16,231	11,156

Cash includes demand deposits with financial institutions and cash equivalents consist of short-term, highly liquid investments purchased with original maturities of three months or less. As at June 30, 2024 and June 30, 2023 the Company had no demand deposits and cash equivalents.

Interest expense (net) comprises of total interest income and interest expense for financial assets or financial liabilities that are not at fair value through profit or loss, and can be summarized as follows:

		June 30,	June 30,
	Note	2024	2023
		$	$
Interest expense	15	6,245	5,856
Accretion expense	8, 14	394	911
Interest expense (net)		6,639	6,767

The Company examines the various financial instrument risks to which it is exposed and assesses the impact and likelihood of those risks. These risks may include credit risk, liquidity risk, foreign currency risk, interest rate risk and market risk.

Credit risk

Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its obligations. Where possible, the Company uses an insurance policy with Export Development Canada (“EDC”) for its trade receivables to manage this risk and minimize any exposure.

	June 30,	June 30,
	2024	2023
	$	$
Trade receivables	16,025	16,060
Receivable related to working capital adjustment	2,571	5,845
Trade and other receivables	18,596	21,905
During the year ended June 30, 2024, the Company received $3,274 (June 30, 2023 - $2,053) cash from the escrow account for the working capital provision related to certain indemnification assets recorded in respect of liabilities assumed on the acquisition of NetFortris. The remaining balance is $2,571 as at June 30, 2024 (June 30, 2023 - $5,845).

The Company’s maximum exposure to credit risk for its trade receivables is summarized as follows with some of the over 90-day receivable not being covered by EDC:

	June 30,	June 30,
	2024	2023
	$	$
Trade receivables aging:
0-30 days	12,229	11,759
31-90 days	2,995	3,313
Greater than 90 days	2,170	2,554
	17,394	17,626
Expected credit loss provision	(1,369)	(1,566)
Net trade receivables	16,025	16,060

The movement in the provision for expected credit losses can be reconciled as follows:

	June 30,	June 30,
	2024	2023
	$	$
Expected credit loss provision:
Expected credit loss provision, beginning balance	(1,566)	(2,281)
Net change in expected credit loss provision during the year	197	715
Expected credit loss provision, ending balance	(1,369)	(1,566)

The Company applies the simplified approach to provide for expected credit losses as prescribed by IFRS 9, which permits the use of the lifetime expected loss provision for all trade receivables and contract assets. The expected credit loss provision is based on the Company’s historical collections and loss experience and incorporates forward-looking factors, where appropriate.
The provision matrix below shows the expected credit loss rate for each aging category of trade receivables.

			June 30, 2024
			Over 30
		Up to 30 days	days past	Over 90 days
	Total	past due	due	past due
Default rates		0.59%	7.28%	49.72%
Trade receivables	$17,394	$12,229	$2,995	$2,170
Expected credit loss provision	$1,369	$72	$218	$1,079

			June 30, 2023
			Over 30
		Up to 30 days	days past	Over 90 days
	Total	past due	due	past due
Default rates		0.64%	8.33%	47.57%
Trade receivables	$17,626	$11,759	$3,313	$2,554
Expected credit loss provision	$1,566	$75	$276	$1,215
Substantially all of the Company’s cash and cash equivalents are held with major Canadian and US financial institutions and thus the exposure to credit risk is considered insignificant. Management actively monitors the Company’s exposure to credit risk under its financial instruments, including with respect to trade receivables.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its obligations associated with financial liabilities. The Company has a planning and budgeting process in place by which it anticipates and determines the funds required to support its normal operating requirements. The Company coordinates and align this planning and budgeting process with its financing activities through its capital management process.

The Company holds sufficient cash and cash equivalents and working capital, maintained through stringent cash flow management, to ensure sufficient liquidity is maintained. The following are the undiscounted contractual maturities of significant financial liabilities of the Company as at June 30, 2024:

	within 12 months	13-24 months	25-36 months	>36 months	Total
	$	$	$	$	$
Accounts payable and accrued liabilities	21,450	—	—	—	21,450
Sales tax payable	5,955	—	—	—	5,955
Operating facility and loans	19,875	22,050	18,413	17,488	77,825
Lease obligations on right of use assets	3,021	2,028	1,693	5,694	12,436
Other non-current liabilities	—	—	—	1,332	1,332
	50,301	24,078	20,106	24,513	118,998
Foreign currency risk

A portion of the Company’s transactions occur in a foreign currency (Canadian Dollars (CAD), Euros (EUR), Great British Pounds (GBP), Indian Rupees (INR), Philippine Peso (PHP), Australian Dollar (AUD), and Columbia Peso (COP) , therefore, the Company is exposed to foreign currency risk at the end of the reporting period through its foreign denominated cash, trade receivables, contract assets, accounts payable and accrued liabilities. As at June 30, 2024, a 10% depreciation or appreciation of the CAD, EUR, GBP, INR, PHP, AUD and COP currencies against the U.S. dollar would have resulted in an approximate $46 (June 30, 2023 - $76) increase or decrease, respectively, in total comprehensive loss.

Interest rate risk
The Company’s exposure to interest rate fluctuations is with its credit facility (Note 15) which bears interest at a floating rate. As at June 30, 2024, a change in the interest rate of 1% per annum would have an impact of approximately $622 (June 30, 2023 - $779) per annum in finance costs. The Company also entered an interest rate swap arrangement for its loan facility (Note 15) to manage the exposure to changes in SOFR-rate based interest rate. As described in detail in Note 15, the fair value of the interest rate swaps are a current asset of $727 and non-current asset of $320 on June 30, 2024 (June 30, 2023 - current asset of $1,218 and non-current asset of $768).